UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2006 (July 14, 2006)

THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard
Park Ridge, New Jersey  07656-0713
(Address of principal executive offices, including zip code)

(201) 307-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On July 14, 2006, Hertz Global Holdings, Inc. (“Hertz Holdings”), the indirect parent company of The Hertz Corporation, announced that it had filed a registration statement on Form S-1 relating to the proposed initial public offering of its common stock. A copy of the press release issued in connection with the filing is attached hereto as Exhibit 99.1, and is incorporated by reference herein in its entirety.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the security laws of any such state.

ITEM 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 14, 2006, of Hertz Global Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

By:	/s/ Paul J. Siracusa
Name:	Paul J. Siracusa
Title:	Executive Vice President and Chief Financial Officer

Date:  July 14, 2006

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated July 14, 2006, of Hertz Global Holdings, Inc.